                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): May 20, 2003
                                                          ------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



    Delaware                      000-22400                    56-1581761
----------------            ---------------------          -------------------
 (State or Other              (Commission File              (I.R.S. Employer
 Jurisdiction of                   Number)                 Identification No.)
 Incorporation)



         111 Pencader Drive
             Newark, DE                                            19702
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (302) 456-6789
                                                           ---------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits.

Exhibit Number                               Exhibit Title
--------------                               -------------

      99                 Press release issued by Strategic Diagnostics Inc. on
                         May 20, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STRATEGIC DIAGNOSTICS INC.


                                       By:    Stanley J. Musial
                                              ----------------------------------
                                              Stanley J. Musial
                                              Chief Financial Officer


Dated:  May 20, 2003

                                  EXHIBIT INDEX


Exhibit Number                               Exhibit Title
--------------                               -------------

      99                 Press release issued by Strategic Diagnostics Inc. on
                         May 20, 2003.